                                                                   EXHIBIT 10.29

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made as of the 26th day of June, 2003, by and among TANDY BRANDS ACCESSORIES, INC. ("Borrower"), WELLS FARGO HSBC TRADE BANK, N. A. ("Agent"), and the lenders specified herein ("Lenders").

         WHEREAS, Borrower, Agent and Lenders entered into a Credit Agreement dated as of June 27, 2001 (the "Original Credit Agreement"), as amended by that First Amendment to Credit Agreement dated as of June 28, 2002, by and among Borrower, Agent and Lenders (the "First Amendment"; the Original Credit Agreement and the First Amendment together, the "Credit Agreement"); and

         WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  2.1 Recitals

                          (a) First Recital

                           The First Recital is revised to read as follows:

                           "WHEREAS, Borrower has requested that Agent and Lenders provide Borrower with a $60,000,000.00 revolving credit facility (the "Revolving Credit Loan") to: (i) refinance certain existing indebtedness of Borrower, (ii) pay fees and expenses incurred in connection with the transactions contemplated hereby, and (iii) fund general corporate and working capital needs of Borrower and its Subsidiaries."

                  2.2 Definitions

                           (a) Applicable Margin

                                    The chart in clause (b) in the definition of
                           "Applicable Margin" is revised as follows:

                                                                        APPLICABLE MARGIN
TOTAL FUNDED INDEBTEDNESS                                                FOR EURODOLLAR
     TO EBITDA RATIO                                                       BORROWINGS
-------------------------                                               -----------------
Less than 1.00 to 1.00                                                               1.25%

Greater than or equal to 1.00 to 1.00 but less than 1.50 to
1.00                                                                                1.370%

Greater than or equal to 1.50 to 1.00 but less than 2.00 to
1.00                                                                                 1.5O%

Greater than or equal to 2.00 to 1.00, but less than 2.50 to
1.00                                                                                 1.75%

Greater than or equal to 2.50 to 1.00                                                2.OO%

                           (b) Fixed Charge Coverage Ratio

                                    Add the following clause to the end of
                           clause (b) in the definition of "Fixed Charge Coverage Ratio":

                           ", plus any cash dividend made by Borrower or any of its Subsidiaries, plus any payments made by Borrower or any of its Subsidiaries in respect of the redemption, retirement, acquisition, or prepayment of any of Borrower's capital stock, or any other equity interest, which are more than $5,000,000 in the aggregate during the term of this Agreement."

                           (c) Permitted Acquisitions

                                    The definition of "Permitted Acquisition" is
                           revised to read as follows:

                           "'Permitted Acquisition' means an acquisition of a business entity or assets (i) provided the aggregate amount of all consideration for all such acquisitions from the date of the Second Amendment until the Termination Date does not exceed $12,000,000 or (ii) for which Borrower has received the prior written consent of the Required Lenders."

                           (d) Revolving Credit Notes

                                    The definition of "Revolving Credit Notes"
                           is revised to read as follows:

                           "'Revolving Credit Notes' means those certain Revolving Credit Promissory Notes dated as of the date of the Second Amendment in the form of Exhibit A attached hereto, executed by Borrower, as maker, and payable to the order of Lenders, as payee, in the aggregate original principal amount of $60,000,000.00, together with any renewals, extensions, or modifications thereof."

                           (e) Second Amendment

                                    The definition of "Second Amendment" is
                           added:

                           "'Second Amendment' means the Second Amendment to the Credit Agreement dated June 26, 2003."

                           (f) Termination Date

                                    Clause (a) in the definition of "Termination
                           Date" is revised to read as follows:

                           "(a) November 30, 2006,"

                           (g) Total Revolving Credit Commitment

                                    The definition of "Total Revolving Credit
                           Commitment" is revised to read as follows:

                           "'Total Revolving Credit Commitment' shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be terminated or reduced from time to time in accordance with the provisions of this Agreement. As of the date of the Second Amendment, the Total Revolving Credit Commitment is $60,000,000.00."

                  2.3 Interest Rate Protection Agreements

                          (a) Section 9.15 is deleted in its entirety.

                  2.4 Limitations on Indebtedness

                          (a) Clause (c) to Section 10.3 is revised to read as
                              follows:

                           "(c) Purchase money financing not to exceed
                           $1,500,000 in any Fiscal Year;"

                  2.5 Restricted Payments

                           (a) Section 10.9 is amended to read as follows:

                           "10.9 RESTRICTED PAYMENTS. Borrower shall not, and shall not permit any of its Subsidiaries to, through any outlay other than issuance of Borrower's own stock, (a) redeem, retire, otherwise acquire, or prepay, directly or indirectly, any shares of its capital stock, or any other equity interest; provided, however, that Borrower may repurchase its common stock (i) in an amount not to exceed $5,000,000 in the aggregate during the term of this Agreement and (ii) in any amount in excess of $5,000,000 provided that at the time of such repurchase Borrower provides the Agent with evidence satisfactory to it that subsequent to such repurchase Borrower will be in compliance with Section 10.15;
                           (b) declare or pay any cash dividend if at the time of the declaration or payment of such dividend, there has occurred and is continuing an Event of Default; or (c) make any other distribution of any property or cash to owners of an equity interest in their capacity as such.

                  2.6 Capital Expenditures

                           (a) Section 10.13 is amended to read as follows:

                           "10.13 CAPITAL EXPENDITURES. Borrower shall not, and shall not permit any of its Subsidiaries to make Capital Expenditures in excess of $4,000,000 in the aggregate in any Fiscal Year."

                  2.7 Leverage Ratio

                           (a) The chart in Section 10.14 is amended to read as follows:

            Date                                      Ratio
--------------------------------                -----------------
          June 30, 2003                                 2.50:1.00
       September 30, 2003                               2.75:1.00
        December 31, 2003                               2.50:1.00
         March 31, 2004                                 2.50:1.00
          June 30, 2004                                 2.50:1.00
       September 30, 2004                               2.75:1.00
        December 31, 2004                               2.50:1.00
 March 31, 2005 and thereafter                          2.50:1.00
          June 30, 2005                                 2.50:1.00
       September 30, 2005                               2.75:1.00
        December 31, 2005                               2.50:1.00
         March 31, 2006                                 2.50:1.00
          June 30, 2006                                 2.50:1.00
       September 30, 2006                               2.75:1.00
        November 30, 2006                               2.50:1.00

                  2.8 Tangible Net Worth

                           (a)Section 10.16 is amended to read as follows:

                           "10.16 TANGIBLE NET WORTH. The Tangible Net Worth of the Borrower and its Subsidiaries on a consolidated basis shall never be less than the sum of ninety percent (90%) of Tangible Net Worth as of June 30, 2001 plus (a) seventy-five percent (75%) of Consolidated Net Income earned after June 30, 2001 during any fiscal quarter, provided, however that fiscal quarters in which Consolidated Net Income is a negative amount will be excluded from the calculation of Consolidated Net Income earned after June 30, 2001, plus (b) an amount equal to 100% of the net proceeds of any equity offering by the Borrower or any of its Subsidiaries occurring after June 30, 2001."

                  2.9 Commitments. On the date of execution of this Amendment by the parties hereto, Firstar Bank, N.A. shall cease to be a Lender under the Credit Agreement and shall have no rights or obligations under the Credit Agreement or the Loan Documents. The Total Revolving Credit Commitment shall be re-allocated among the remaining Lenders as set forth on revised Schedule 2.1 attached hereto.

         3. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon receipt by Agent of:

                  (a) A copy or copies of this Amendment signed by each of the parties hereto;

                  (b) The Amended and Restated Notes executed in favor of each Lender;

                  (c) A Confirmation of Guaranty executed by each Guarantor;

                  (d) A Compliance Certificate executed by Borrower;

                  (e) Payment of a fee in the amount of 0.25% of the Total Revolving Credit Commitment (as reduced by this Amendment) which results in a fee of $150,000, for the ratable benefit of the Lenders; and

                  (f) Payment for all other fees and expenses due and owing at closing.

         4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

                  (b) To induce Agent and Lenders to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to Agent and Lenders no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Change, (ii) that no Event of Default exists on the date hereof, (iii) that Borrower is fully authorized to enter into this Amendment, and (iv) that the Guarantors signing the Confirmation of Guaranty attached hereto are all of the Borrower's Subsidiaries as of the date of this Amendment

         5. BENEFITS. This Amendment shall be binding upon and inure to the benefit and Borrower, Agent and Lenders and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of Agent and Lenders, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

         6. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         7. INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully several and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         8. ENTIRE AGREEMENT. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         9. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the

Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         10. COUNTERPARTS. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                BORROWER:

                                                TANDY BRANDS ACCESSORIES, INC.

                                                By: /s/ MARK J. FLAHERTY
                                                    ---------------------------
                                                    Mark J. Flaherty
                                                    Chief Financial Officer
                                                    and Treasurer

                                                AGENT:

                                                WELLS FARGO HSBC TRADE
                                                BANK, N.A.

                                                By: /s/ CONNOR DUFFEY
                                                    ---------------------------
                                                Name: Conner Duffey
                                                      -------------------------

                                                Title: Regional Vice President
                                                       ------------------------

                                                WELLS FARGO BANK, N. A.

                                                By: /s/ CONNOR DUFFEY
                                                    ---------------------------
                                                Name: Connor Duffey
                                                      -------------------------

                                                Title: Regional Vice President
                                                       ------------------------

                                                LENDERS:

                                                WELLS FARGO HSBC TRADE BANK,
                                                N.A.

                                                By: /s/ CONNOR DUFFEY
                                                    ---------------------------
                                                Name: Connor Duffey
                                                      -------------------------

                                                Title: Regional Vice President
                                                       ------------------------
                                                Address: 1445 Ross Avenue,
                                                         Suite 450
                                                         Dallas, TX 75202
                                                Attention: Connor Duffey
                                                Fax No.:   214-220-2166

                                                COMERICA BANK - TEXAS

                                                By: /s/ COREY R. BAILEY
                                                    ---------------------------
                                                Name: Corey R. Bailey
                                                      -------------------------

                                                Title: Vice President
                                                       ------------------------
                                                Address: 8828 Stemmons,
                                                         Suite 441
                                                         Dallas, TX 75247
                                                Attention: Corey R. Bailey
                                                Fax No.:   972-263-9837

                                                U.S. BANK NATIONAL ASSOCIATION,
                                                formerly known as
                                                FIRSTAR BANK, N. A., as
                                                resigning Lender

                                                By: /s/ JOSEPH L. SOOTER, JR.
                                                    ---------------------------
                                                Name: Joseph L. Sooter, Jr.
                                                      -------------------------

                                                Title: Vice President
                                                       ------------------------
                                                Address: One US Bank Plaza,
                                                         12th Floor
                                                         St. Louis, MO 63101
                                                Attention: Joseph L. Sooter, Jr.
                                                Fax No.:   314-418-2462

                                COMPASS BANK

                                By: /s/ MICHAEL KEITH
                                    -------------------------------
                                Name: Michael Keith
                                      -----------------------------

                                Title: Vice President
                                       ----------------------------
                                Address: 8080 N. Central Expressway
                                         Suite 250
                                         Dallas, TX 75206
                                Attention: Michael Keith
                                Fax No.:   214-346-2746

                                  SCHEDULE 2.1

                      Lenders; Revolving Credit Commitments

                                         Amount of           Percentage of
                                        Commitment            Commitment
Wells Fargo HSBC Trade Bank, N. A      $27,500,000.00           45.8333334%
Comerica Bank -- Texas                 $18,500,000.00           30.8333333%
Compass Bank                           $14,000,000.00           23.3333333%
                Total:                 $60,000,000.00               100.00%

                            CONFIRMATION OF GUARANTY

         Reference is made to the Credit Agreement dated as of June 27, 2001, as amended by the First Amendment to Credit Agreement dated as of June 28, 2002 (the "Credit Agreement") among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N. A. ("Agent"), and the lenders specified therein ("Lenders"). The undersigned Guarantors hereby confirm that their guaranty under the Subsidiary Guaranty dated as of June 27, 2001 for the benefit of Agent, Lenders, and Wells Fargo Bank, N. A., continues in full force and effect notwithstanding the Second Amendment to Credit Agreement dated as of June 26, 2003, which Second Amendment is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and secure the Obligations at any time due from Borrower to Lenders pursuant to the Credit Agreement as the latter has been modified by the Second Amendment. This Confirmation of Guaranty shall be governed by and construed in accordance with the laws of the State of Texas. Dated this 26th day of June, 2003.

                                            ACCESSORY DESIGN GROUP, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            AMITY/ROLFS, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TANDY BRANDS ACCESSORIES HANDBAGS,
                                            INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            H.A. SHELDON CANADA, LTD.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC INVESTMENTS, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC GENERAL MANAGEMENT COMPANY

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC MANAGEMENT COMPANY L.P.
                                            BY: TBAC GENERAL MANAGEMENT COMPANY,
                                            ITS GENERAL PARTNER

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC PRINCE GARDNER, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            STAGG INDUSTRIES, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC-TOREL, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

                                            TBAC INVESTMENT TRUST, INC.

                                            By: /s/ MARK J. FLAHERTY
                                                --------------------------------
                                                Mark J. Flaherty
                                                Vice President

Accepted as of the date first written above.

BORROWER

TANDY BRANDS ACCESSORIES, INC.

By: /s/ MARK J. FLAHERTY
    -------------------------------------
    Mark J. Flaherty
    Chief Financial Officer and Treasurer

                             COMPLIANCE CERTIFICATE

                                  June 26, 2003

         Reference is made to that certain Credit Agreement dated as of June 27, 2001 among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N.A. ("Agent"), and the lenders specified therein ("Lenders"), as amended by the First Amendment to Credit Agreement dated as of June 28, 2002 by and among Borrower, Agent, and Lenders (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein shall have the meanings given them in the Credit Agreement. The undersigned, Mark J. Flaherty, Borrower's Chief Financial Officer and Treasurer, hereby certifies in the name, and on behalf, of Borrower that Borrower has made a thorough inquiry into all matters certified herein and based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:

         1. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof (including, without limitation, the representations and warranties contained in Section 4 of the Second Amendment to Credit Agreement of even date herewith) are true in all material respects on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof.

         2. No Event of Default exists on the date hereof.

         3. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.


                                       TANDY BRANDS ACCESSORIES, INC.

                                       By: /s/ MARK J. FLAHERTY
                                           -------------------------------------
                                           Mark J. Flaherty
                                           Chief Financial Officer and Treasurer

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

U.S. $27,500,000.00                                                June 26, 2003


FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of WELLS FARGO HSBC TRADE BANK, N.A., a national banking association (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended by that certain First Amendment to Credit Agreement, dated as of June 28, 2002, as further amended by that certain Second Amendment to Credit Agreement, dated even date herewith, and as amended, modified, or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($27,500,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Note is in renewal and extension, but not in extinguishment or novation, of that certain promissory note dated as of June 27, 2001, made by the Borrower payable to the order of the Lender in the original principal amount of $30,000,000.00.


                                       TANDY BRANDS ACCESSORIES, INC.

                                       By: /s/ MARK J. FLAHERTY
                                           -------------------------------------
                                           Mark J. Flaherty
                                           Chief Financial Officer and Treasurer

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

U.S. $18,500,000.00                                                June 26, 2003

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COMERICA BANK-TEXAS, a Texas state bank (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended by that certain First Amendment to Credit Agreement, dated as of June 28, 2002, as further amended by that certain Second Amendment to Credit Agreement, dated even date herewith, and as amended, modified, or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of EIGHTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($18,500,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Note is in renewal and extension, but not in extinguishment or novation, of that certain promissory note dated as of June 27, 2001, made by the Borrower payable to the order of the Lender in the original principal amount of $20,000,000.00.


                                       TANDY BRANDS ACCESSORIES, INC.

                                       By: /s/ MARK J. FLAHERTY
                                           -------------------------------------
                                           Mark J. Flaherty
                                           Chief Financial Officer and Treasurer

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE

U.S. $14,000,000.00                                                June 26, 2003

FOR VALUE RECEIVED, the undersigned, TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of COMPASS BANK, an Alabama state bank (the "Lender"), for the account of its Applicable Lending Office (as defined in that certain Credit Agreement, dated as of June 27, 2001, by and among the Borrower, the Lender, certain other lenders from time to time parties thereto (collectively, the "Lenders"), Wells Fargo HSBC Trade Bank, N.A., a national banking association, as agent for the Lenders (the "Agent"), and Wells Fargo Bank, N.A., a national banking association, as arranger (as amended by that certain First Amendment to Credit Agreement, dated as of June 28, 2002, as further amended by that certain Second Amendment to Credit Agreement, dated even date herewith, and as amended, modified, or supplemented from time to time, the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) or any other office designated by the Agent, the lesser of (i) the principal sum of FOURTEEN MILLION DOLLARS ($14,000,000.00), or (ii) the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Revolving Credit Commitment.

The Borrower promises to pay interest on the unpaid principal amount of each such Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in lawful money of the United States of America to Wells Fargo HSBC Trade Bank, N.A., as Agent, at San Francisco Loan Center, 201 3rd Street, 8th floor, San Francisco, California 94103, in same day funds. Each Advance under the Revolving Credit Commitment made by the Lender to the Borrower and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Revolving Credit Promissory Note (this "Note"), provided, however, that failure of the Lender to make such notation or any error therein shall not in any manner affect the obligation of the Borrower to repay such Advances in accordance with the terms of this Note.

This Note is one of the Revolving Credit Notes referred to in, and is subject to and entitled to the benefits of, the Credit Agreement. This Note is secured by the Collateral described in the Security Documents. The Credit Agreement, among other things, (i) provides for the making of Advances under the Revolving Credit Commitment by the Lender to the Borrower from time to time pursuant to Section
2.1 of the Credit Agreement in an aggregate outstanding amount not to exceed at any time the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

The Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind, except as provided in the Credit Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

This Note is in renewal and extension, but not in extinguishment or novation, of that certain promissory note dated as of June 27, 2001, made by the Borrower payable to the order of the Lender in the original principal amount of $15,000,000.00.


                                       TANDY BRANDS ACCESSORIES, INC.


                                       By: /s/ MARK J. FLAHERTY
                                           -------------------------------------
                                           Mark J. Flaherty
                                           Chief Financial Officer and Treasurer

                        AMENDMENT TO SECURITY AGREEMENTS

         This Amendment to Security Agreements (the "Amendment") dated as of June 26, 2003 is by and among Tandy Brands Accessories, Inc. ("Borrower") and each of its affiliated companies signatory hereto (with Borrower, each individually a "Debtor" and collectively, the "Debtors") and Wells Fargo HSBC Trade Bank, N.A., as Agent for the Lenders (as defined in the Credit Agreement defined below) and Wells Fargo Bank, N.A. ("WFB" together with the Agent and the Lenders, the "Secured Party").

                                    RECITALS

         A. Reference is made to that certain Credit Agreement dated as of June 27, 2001 between Borrower and Secured Party (as the same has been amended from time to time, the "Credit Agreement").

         B. Pursuant to the Credit Agreement, each Debtor and the Secured Party entered into a separate Security Agreement dated as of June 27, 2001 (individually a "Security Agreement" and collectively the "Security Agreements") pursuant to which each respective Debtor granted a security interest in and to the Collateral (as defined in each respective Security Agreement) to secure the Obligations (as defined in the Credit Agreement).

         C. The parties hereto now desire to amend each Security Agreement to remove from the definition of Collateral therein the reference to "fixtures" and to authorize the filing of termination statements with respect to any and all "fixture" filings previously made pursuant to the Security Agreements.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

                                   AGREEMENTS

         1. Amendments to Section 1.3.1 of each of the Security Agreements. Effective as of the date hereof, the two words "and fixtures" appearing in the first line of Section 1.3.1 entitled "Collateral" of each of the Security Agreements is hereby deleted therefrom and accordingly, fixtures are hereby released from the security interests previously created pursuant to the Security Agreements.

         2. Authorization to File Termination Statements. Effective as of the date hereof, each of the respective Debtors is hereby authorized by each Secured Party to file UCC Financing Statement Amendments (i.e. termination statements) (or comparable form as applicable) (collectively, the "Termination Statements") with respect to "fixture" filings previously made against any Debtor by or on behalf of any Secured Party, including without limitation, with respect to those "fixture" filings specifically described on Exhibit A attached hereto. Borrower will provide to Agent copies of all such Termination Statements.

         3. Counterparts. This Amendment may be executed by the various parties hereto on separate counterparts, and by different parties hereto on different counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]


AMENDMENT TO SECURITY AGREEMENTS -- PAGE 1

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.


                                    BORROWER:

                                    TANDY BRANDS ACCESSORIES, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Chief Financial Officer and Treasurer

                                    SECURED PARTY:

                                    WELLS FARGO HSBC TRADE BANK, N.A.

                                    By: /s/ CONNOR DUFFEY
                                        ----------------------------------------
                                        Name: Connor Duffey
                                             -----------------------------------
                                        Title: Regional Vice President
                                              ----------------------------------

                                    WELLS FARGO BANK, N.A.

                                    By: /s/ CONNOR DUFFEY
                                        ----------------------------------------
                                        Name: Connor Duffey
                                             -----------------------------------
                                        Title: Regional Vice President
                                              ----------------------------------

                                    OTHER DEBTORS:

                                    ACCESSORY DESIGN GROUP, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President


AMENDMENT TO SECURITY AGREEMENTS -- PAGE 2

                                    AMITY/ROLFS, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    TANDY BRANDS ACCESSORIES
                                    HANDBAGS, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    H.A. SHELDON CANADA, LTD.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    TBAC INVESTMENTS, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    TBAC GENERAL MANAGEMENT COMPANY

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President


AMENDMENT TO SECURITY AGREEMENTS -- PAGE 3

                                    TBAC MANAGEMENT COMPANY L.P.

                                    By: TBAC General Management Company,
                                        its general partner

                                        By: /s/ MARK J. FLAHERTY
                                            ------------------------------------
                                            Mark J. Flaherty
                                            Vice President

                                    TBAC PRINCE GARDNER, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    STAGG INDUSTRIES, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    TBAC -- TOREL, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President

                                    TBAC INVESTMENT TRUST, INC.

                                    By: /s/ MARK J. FLAHERTY
                                        ----------------------------------------
                                        Mark J. Flaherty
                                        Vice President


AMENDMENT TO SECURITY AGREEMENTS -- PAGE 4

                                    EXHIBIT A

                    UCC-1 FIXTURE FILING FINANCING STATEMENTS
                   WELLS FARGO HSBC TRADE BANK, N.A., AS AGENT

          DEBTOR                       JURISDICTION                         INSTRUMENT NO.                    FILING DATE
          ------                       ------------                         --------------                    -----------
Accessory Design Group, Inc.        Dallas County, TX                           1465327                         7/23/01
                                                                          (Vol 142, Pg. 3253)

Amity/Rolfs, Inc.                   Washington County, WI                       892903                          7/10/01

Stagg Industries, Inc.              DeWitt County, TX                            24476                          7/12/01
                                                                           (Vol 96, Pg 661)

                                    Lavaca County, TX                           125586                          7/23/01
                                                                           (Vol 236, Pg 868)

                                    Lavaca County, TX                           125389                          7/12/01
                                                                           (Vol 235, Pg 938)

                                    Lavaca County, TX                           125391                          7/12/01
                                                                            (Vol 236, Pg 4)

Tandy Brands Accessories, Inc.      Dallas County, TX                           1465329                         7/23/01
                                                                          (Vol 142, Pg 3269)

                                    De Witt County, TX                           24479                          7/12/01
                                                                           (Vol 96, Pg 667),

                                    Lavaca County, TX                           125393                          7/12/01
                                                                            (Vol 236, Pg 9)

                                    Lavaca County, TX                           125394                          7/12/01
                                                                             (Vol 236, 11)

                                    Lavaca County, TX                           125588                          7/23/01
                                                                           (Vol 236, Pg 874)

                                    Tarrant County, TX                     Vol 0322, Pg 001                     7/24/01

                                    Washington County, WI                       892899                          7/10/01

Tandy Brands Accessories            Washington County, WI                       892901                          7/10/01
Handbags, Inc.

TBAC -- Prince Gardner, Inc.        Washington County, WI                       892897                          7/10/01


EXHIBIT A TO AMENDMENT TO SECURITY AGREEMENTS -- PAGE 1 OF 2

                                    EXHIBIT A

                   UCC-I FIXTURE FILING FINANCING STATEMENTS
                             WELLS FARGO BANK, N.A.

             DEBTOR                        JURISDICTION                     INSTRUMENT NO.              FILING DATE
             ------                        ------------                     --------------              -----------
Accessory Design Group, Inc.           Dallas County, TX                        1465326                   7/23/01
                                                                          (Vol 142, Pg 3245)

Amity/Rolfs, Inc.                      Washington County, WI                    892904                    7/10/01

Stagg Industries, Inc.                 DeWitt County, TX                         24477                    7/12/01
                                                                           (Vol 96, Pg 663)

                                       Lavaca County, TX                        125587                    7/23/01
                                                                           (Vol 236, Pg 871)

                                       Lavaca County, TX                        125390                    7/12/01
                                                                            (Vol 236, Pg 1)

                                       Lavaca County, TX                        125388                    7/12/01
                                                                           (Vol 235, Pg 936)

Tandy Brands Accessories, Inc.         Dallas County, TX                        1465328                   7/23/01
                                                                          (Vol 142, Pg 3261)

                                       De Witt County, TX                        24478                    7/12/01
                                                                           (Vol 96, Pg 665)

                                       Lavaca County, TX                        125395                    7/12/01
                                                                           (Vol 236, Pg 14)

                                       Lavaca County, TX                        125392                    7/12/01
                                                                            (Vol 236, Pg 7)

                                       Lavaca County,TX                         125585                    7/23/01
                                                                           (Vol 236, Pg 865)

                                       Tarrant County, TX                   Vol 0321, Pg 001              7/24/01

                                       Washington County, WI                    892900                    7/10/01

Tandy Brands Accessories               Washington County, WI                    892902                    7/10/01
Handbags, Inc.

TBAC -- Prince Gardner, Inc.           Washington County, WI                    892898                    7/10/01


EXHIBIT A TO AMENDMENT TO SECURITY AGREEMENTS -- PAGE 2 OF 2